UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware	32-0498321
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4727 Gaillardia Parkway, Suite 200 Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 22, 2017, Mammoth Energy Services, Inc. (the “Company”) issued a press release announcing its financial and operational results for the quarter and year ended December 31, 2016. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 7.01 Regulation FD Disclosure
On February 22, 2017, the Company also plans to post an investor presentation to the “investors” section of its website (www.mammothenergy.com), where the Company routinely posts announcements, updates, events, investor information and presentations and recent news releases. The content of the Company's website is not incorporated by reference into this filing. Further, the reference to the URL for the Company's website is intended to be an inactive text reference only.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press release dated February 22, 2017, entitled "Mammoth Energy Services, Inc. Announces Fourth Quarter and Full
Year 2016 Operational and Financial Results."

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	February 23, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer

Item 9.01 Exhibits

99.1    Press release dated February 22, 2017, entitled "Mammoth Energy Services, Inc. Announces Fourth Quarter and Full
Year 2016 Operational and Financial Results."